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                                                                  EXHIBIT 10(ae)

                              SECOND AMENDMENT TO
                   REVOLVING MULTICURRENCY CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO REVOLVING MULTICURRENCY CREDIT AGREEMENT (this "Second Amendment to Credit Agreement" or this "Amendment") dated as of November
 ------------------------------------           ---------
30, 1999, is entered into among Johns Manville Corporation, a Delaware corporation (the "Company"), Johns Manville International, Inc., a Delaware
                  -------
corporation ("JMII"), the several financial institutions party to the Credit
              ----
Agreement referred to below (collectively, the "Banks"), and Bank of America,
                                                -----
N.A. (successor to Bank of America National Trust and Savings Association), as Issuing Bank, Swingline Bank and as administrative agent for itself and the other Banks (in such capacity, the "Agent").
                                    -----

                                   RECITALS

     A. The parties hereto have entered into a Revolving Multicurrency Credit Agreement dated as of May 15, 1998 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), pursuant to which the Agent and the
                        ----------------
Banks agreed to make available to the Company and JMII a revolving multicurrency credit facility with a letter of credit subfacility and a swingline subfacility, under the terms and conditions set forth in the Credit Agreement.

     B. The Company, JMII, the Agent and the Banks, subject to the terms and conditions of this Amendment, have agreed to amend certain provisions of the Credit Agreement to modify the Company's Minimum Consolidated Net Worth covenant.

                                  AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

     1.   Capitalized Terms. Capitalized terms used in this Amendment (including
          -----------------
in the Recitals hereof and in the Consent and Agreement of Guarantors attached hereto) and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.

     2.   Amendments.
          ----------

          a.   Amendment to Section 1.1:  Section 1.1 of the Credit Agreement is
               ------------------------
          hereby amended by adding thereto in its proper alphabetical order a new definition of "Trust Tax Benefits" to read in its entirety as follows:

               "Trust Tax Benefits means, for any fiscal period, the amount of tax benefits attributable during such fiscal period (or if such fiscal period is a fiscal quarter, to be attributable during the fiscal year of which such fiscal period is a part) resulting from
               (a) purchases by
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               the Company during such fiscal year of its common stock from the
               Trust, and/or (b) purchases by the Company during previous fiscal years of its common stock from the Trust, if such benefits could not be realized during previous fiscal years, each as determined on a consolidated basis in accordance with GAAP.

          b.   Amendment to Section 8.12:  Section 8.12 of the Credit Agreement
               -------------------------
          is hereby amended to read in its entirety as follows:

               "8.12  Minimum Consolidated Net Worth. The Company shall not
                      ------------------------------
               permit, as of the last day of any fiscal quarter, Consolidated Net Worth to be less than the sum of:

                      (a)  $560,100,000, plus
                                         ----

                      (b) 50% of Consolidated Net Income after September 30, 1999, through the end of each fiscal quarter thereafter, determined on a quarterly basis with no reduction for any Consolidated Net Loss, plus
                                      ----

                      (c) 75% of the Net Securities Proceeds arising after September 30, 1999, to the date of determination, minus
                                                                 -----

                      (d) the amount of Trust Tax Benefits for periods after September 30, 1999, to the date of determination.

               As used herein, "Net Securities Proceeds" means, with respect to
                                ----------------------
               any sale or issuance of equity securities (whether common or preferred, options, warrants or capital appreciation rights, but excluding any sales or issuances of stock pursuant to employee stock purchase plans, employee stock options plans or other employee benefit plans), the excess of (A) the gross cash and noncash proceeds received or receivable by the Company or any Subsidiary from such issuance minus (B) the sum of (i) all
                                             -----
               Attorney Costs and underwriting and accounting fees and disbursements and government fees actually paid (or reasonably expected to be paid during the fiscal year in which such sale or issuance occurs) in connection with such sale or issuance which are not payable to the Company or to any Affiliate of the Company or any Subsidiary; and (ii) all taxes actually paid in connection with such sale or issuance."

     3.   Representations and Warranties.  The Company and JMII hereby represent
          ------------------------------
and warrant to the Agent and each Bank as follows:

          a. The execution, delivery and performance by the Company and by JMII of this Amendment have been duly authorized by all necessary action, including any necessary authorizations by the board of directors of

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          the Company and by the board of directors of JMII, and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

          b. This Amendment and the Loan Documents to which the Company and/or JMII is a party constitute the legal, valid and binding obligations of the Company and/or JMII, as the case may be, enforceable against the Company and/or JMII in accordance with their respective terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by equitable principles relating to enforceability.

          c. The Company and JMII are each entering into this Amendment on the basis of its own investigations and for its own reasons, without reliance upon the Agent, the Banks or any other Person.

     4.   Effective Date.  This Amendment will become effective on November 30,
          --------------
1999; provided that the Agent has received from the Company, JMII and Majority
      --------
Banks an executed counterpart of this Amendment and the Consent and Agreement of Guarantors executed by each of the Guarantors and the Company has paid an amendment fee of 2 basis points to each consenting Bank based on such Bank's Commitment.

     5.   Reservation of Rights.  The Company and JMII each acknowledges and
          ---------------------
agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

     6.   Miscellaneous.
          -------------

          a. Except as expressly waived herein, all terms, covenants and provisions of the Loan Documents are and shall remain in full force and effect.

          b. This Amendment shall be binding upon and inure to the benefit of the Company, JMII, the Agent and the Banks and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          c. This Amendment shall be governed by and construed in accordance with the law of the State of California.

          d. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Amendment (and any other document required herein) may be delivered by any party thereto either in

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          the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of the Company, JMII or any Bank will have the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          e. This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto or thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.1 of the Credit Agreement.

          f. If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Loan Documents.

          g. The Company and JMII covenant to pay or reimburse the Agent, within 30 days after demand, for all reasonable costs and expenses incurred by the Agent in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

                             [Signatures follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Revolving Multicurrency Credit Agreement to be executed and delivered in Dallas, Texas, by their duly authorized officers as of the day and year first written above.


                              JOHNS MANVILLE CORPORATION

                              By:  /s/ Mary K. Rhinehart
                                   --------------------------------
                              Title:  VP & Treasurer


                              JOHNS MANVILLE INTERNATIONAL, INC.

                              By:   /s/ Mary K. Rhinehart
                                    --------------------------------
                              Title:  VP & Treasurer

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                              BANK OF AMERICA, N.A., as Agent, Issuing
                              Bank, Swingline Bank and a Bank

                              By:   /s/ Dan Killian
                                    -----------------------------
                              Title:  Principal


                              THE BANK OF NEW YORK, as Syndication
                              Agent and a Bank

                              By:   /s/ Vice President
                                    -----------------------------
                              Title:  Vice President


                              THE BANK OF NOVA SCOTIA, as Co-Agent
                              and a Bank

                              By:   /s/ Director
                                    -----------------------------
                              Title:  Director


                              BANQUE NATIONALE DE PARIS

                              By:   /s/ C. Bettles
                                    -----------------------------
                              Title:  Sr. V.P. & Manager

                              By:   /s/ Tjalling Terpstra
                                    -----------------------------
                              Title:  Vice President


                              GENERAL ELECTRIC CAPITAL
                              CORPORATION

                              By:   /s/ Gregory Hong
                                    -----------------------------
                              Title:  Duly Authorized SIgnatory


                              MELLON BANK, N.A.

                              By:   /s/ Vice President
                                    -----------------------------
                              Title:  Vice President


                              BANK ONE, N.A., as Co-Agent and a Bank

                              By:   /s/ First Vice President
                                    -----------------------------
                              Title:  First Vice President

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                              FIRST UNION NATIONAL BANK, as Co- Agent
                              and a Bank

                              By:  /s/ Peter D. Steffen
                                   -----------------------------
                              Title:  Senior Vice President


                              KEYBANK NATIONAL ASSOCIATION, as
                              Co-Agent and a Bank

                              By:  /s/ Mary K. Young
                                   -----------------------------
                              Title:  Assistant Vice President


                              MORGAN GUARANTY TRUST COMPANY OF
                              NEW YORK, as Co-Agent and a Bank

                              By:  /s/ Robert Bottamedi
                                   -----------------------------
                              Title:  Vice President


                              NORWEST BANK OF COLORADO, N.A.

                              By:  /s/ Darlene A. Evans
                                   -----------------------------
                              Title:  Vice President


                              PNC BANK, NATIONAL ASSOCIATION

                              By:   /s/ Vice President
                                   -----------------------------
                              Title:  Vice President

                              SUNTRUST BANK, N.A.

                              By:   /s/ V. P. & Director
                                    -----------------------------
                              Title:  V. P. & Director


                              UNION BANK OF CALIFORNIA, N.A.

                              By:  /s/ Hagop V. Jazmadarian
                                   -----------------------------
                              Title:  Vice President

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                              U.S. BANK NATIONAL ASSOCIATION

                              By:   /s/ Vice President
                                    -----------------------------
                              Title:  Vice President


                              ABN AMRO BANK N.V.

                              By:  /s/ Mary L. Honda
                                   -----------------------------
                              Title:  Vice President

                              By:  /s/ Bernard J. McGuigan
                                   -----------------------------
                              Title:  Group Vice President and Director


                              FLEET NATIONAL BANK

                              By:   /s/ SVP
                                    -----------------------------
                              Title:  SVP


                              BW CAPITAL MARKETS, INCORPORATED

                              By:  /s/ Thomas A. Lowe
                                   -----------------------------
                              Title:  Vice President

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                      CONSENT AND AGREEMENT OF GUARANTORS

          Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing Second Amendment to Revolving Multicurrency Credit Agreement is not required, but each of the undersigned nevertheless does hereby consent, in its capacity as a Guarantor, to the foregoing Second Amendment to Revolving Multicurrency Credit Agreement and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty or Additional Guarantor Assumption Agreement, if any, of the undersigned executed by the undersigned in the Agent's and the Banks' favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.


Guarantors:

JOHNS MANVILLE CORPORATION,
as a Guarantor

By:     /s/ Mary K. Rhinehart
   -----------------------------------
Title:  VP & Treasurer



JOHNS MANVILLE INTERNATIONAL, INC.,
as a Guarantor

By:     /s/ Mary K. Rhinehart
   -----------------------------------
Title:  VP & Treasurer



JOHNS MANVILLE INTERNATIONAL
GROUP, INC.,
as a Guarantor

By:     /s/ Mary K. Rhinehart
   -----------------------------------
Title:  VP & Treasurer

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